                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



THE
GROWTH FUND OF SPAIN, INC.

                    "...Spain should continue to be well-
                     supported by positive macroeconomic
                     fundamentals and a strong demand for
                     equities from domestic investors..."


                                                             [KEMPER FUNDS LOGO]

                CONTENTS
                       3
       ECONOMIC OVERVIEW
                       5
      PERFORMANCE UPDATE
                       7
    PORTFOLIO STATISTICS
        LARGEST HOLDINGS
                       8
PORTFOLIO OF INVESTMENTS
                      10
    FINANCIAL STATEMENTS
                      12
                NOTES TO
    FINANCIAL STATEMENTS
                      14
    FINANCIAL HIGHLIGHTS
                      15
   SHAREHOLDERS' MEETING

              At A GLANCE

 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
 .........................................................
    THE GROWTH FUND
    OF SPAIN, INC.                34.60%      39.48%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  5/31/98    11/30/97
 ......................................................
    NET ASSET VALUE                 $23.72     $19.06
 ......................................................
    MARKET PRICE                    $21.75     $17.00
 ......................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF MAY 31,1998.

    INCOME DIVIDEND                          $0.11
 ......................................................
    SHORT-TERM CAPITAL GAIN                  $0.43
 ......................................................
    LONG-TERM CAPITAL GAIN                   $0.93
 ......................................................

Statistical Note: Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Terms To KNOW

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to ultimately introduce a single currency and create a more economically competitive region.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

                             FOR THE SIX MONTHS ENDED MAY 31, 1998, THE GROWTH FUND OF SPAIN, INC. RETURNED 34.60 PERCENT IN NET ASSET VALUE COMPARED TO A 42.54 PERCENT RETURN OF THE SPANISH STOCK MARKET*. THE MARKET CONTINUED TO OFFER EXCELLENT RETURNS DRIVEN BY FALLING INTEREST RATES, LOW LEVELS OF INFLATION, POSITIVE CORPORATE EARNINGS AND DOMESTIC LIQUIDITY. FOLLOWING, PORTFOLIO MANAGEMENT DISCUSSES THE MARKET AND THE FUND'S POSITIONING IN THIS THRIVING ENVIRONMENT.

Q
      FOR INVESTORS, EUROPE IN GENERAL AND SPAIN SPECIFICALLY, HAS BEEN THE PLACE TO BE DURING THE LAST SIX MONTHS. WHAT ECONOMIC ISSUES ARE DRIVING THIS OUTSTANDING PERFORMANCE?
A
      In Spain, economic growth remained strong with stable inflation and a budget deficit well within the criteria for participation in the European Monetary Union (EMU). Unemployment, historically very high in Spain, fell to the lowest level since 1992. The Spanish government also announced that the marginal personal income tax rate would be reduced from 56 percent to 48 percent, a significant development that should translate into higher disposable income.
  The most significant factor impacting European economies has been the gradual pickup of economic growth from near recessionary levels, particularly in France and Germany. It was only about six months ago that we started to see signs of life in those economies. A significant economic recovery has been taking place in the fringe economies for some time, particularly in Spain, the Netherlands, Ireland, and to some extent Italy, but what we're clearly seeing now is an acceleration of that trend.

  The main catalyst of all this has been the run-up to the start of the EMU, which is scheduled to begin on January 1, 1999. Spain will be a first wave participant in the convergence and during the past several years, most governments increased taxes and lowered expenditures to strengthen their countries' fiscal positions in order to meet EMU criteria which caused a fairly significant economic slowdown. As the EMU nears and most countries have brought their government budgets under control, we are seeing a gradual relaxing of government policies.

  That, combined with the lax monetary policies that central banks put in place to counter the effects of the tight fiscal policies, has led to a sharp pickup of economic growth across Europe. But because the level of unemployment in Spain and throughout Europe is still fairly high, there is no pricing pressure to raise interest rates in the short term.

  At the moment, short-term interest rates are moving into convergence, meaning countries are bringing their rates in line with Germany and France. In Spain, we still have some interest rate cuts to go.

* Performance based on the Madrid Stock Exchange (MSE) General Index which is an unmanaged group of the most frequently traded stocks on the Madrid Stock Exchange.

PERFORMANCE Update

The Scudder Kemper Investments Global Equity portfolio management team, responsible for the day-to-day management of the Fund, now includes Joan R. Gregory and Nicolas Bratt. They join long-standing portfolio manager Eduardo Suarez of BSN Gestion de Patrimonios, S.A., S.G.C.
Joan Gregory, a vice president of Scudder Kemper Investments, Inc., is a member of the Global Equity Group, where she serves as lead portfolio manager of The Growth Fund of Spain, Inc. and several institutional international portfolios. Prior to joining Scudder Kemper Investments in 1992, Ms. Gregory worked in U.S. Trust's international investment department.
Ms. Gregory received a BA degree from University College in Dublin and an MA degree from Columbia University.
Nick Bratt, a managing director of Scudder Kemper Investments, Inc., is the director of the Global Equity Group. With over twenty years of experience in international investment, Mr. Bratt is a member of the portfolio management team for The Growth Fund of Spain, Inc. Prior to joining Scudder Kemper Investments in 1976, Mr. Bratt served as a Far East Specialist and International Fund Manager for Morgan, Grenfell & Co., Ltd. in London. Mr. Bratt received a BA degree with honors from St. Johns College, Oxford University and an MIA degree as a Fulbright Scholar from Columbia University.

Eduardo Suarez has been a portfolio manager of The Growth Fund Of Spain, Inc. since its inception in February 1990. He is the chief executive officer of BSN Gestion de Patrimonios, S.A., S.G.C., sub-advisor for the fund. Suarez received a law degree from Deusto University in 1977 and a business administration degree from ICADE in 1978.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are sub-
                                                                               5
ject to change at any time, based on market and other conditions.

  Q

  THE ASIAN CRISIS RESURFACED AND WAS A DRAG ON U.S. MARKET PERFORMANCE IN THE SECOND QUARTER OF THIS YEAR. HOW DID IT AFFECT SPAIN DURING THIS SIX-MONTH PERIOD?

 A
  Most of Europe was not largely impacted by the events in Asia but Spain did feel some pressure due to heavy investment in Latin America. Asia's woes were felt throughout all emerging markets as investors got nervous about currency strength in all developing regions. Investors have begun to decouple Asia from the other emerging markets with strong fundamentals and sound economic policies which should help put Latin America back on track and bolster Spanish investment in this region.

 Q

  WHAT INDUSTRY SECTORS DID YOU FOCUS ON DURING THE PERIOD?

 A
  Financial services continue to lead performance. This is a growth industry in Spain. Managements are leveraging off their efficient distribution capabilities to deliver high-quality growth in earnings. The banking sector is the most liquid way to get exposure to the booming Spanish economy. At roughly 33 percent of the portfolio, this is the largest sector weighting in the fund.

    The second largest sector is the utility sector. Privatization efforts continue to fuel this industry. The government announced plans to fully privatize ENDESA -- the largest generator of electricity in Spain and a 6 percent exposure in the fund -- selling its remaining 33 percent interest. ENDESA also announced plans to buy back and cancel 8.2 percent of its own equity which is expected to lift earnings per share growth by 3 to 4 percent.

    Communications make up the fund's third largest weighting at just over 12 percent. At 10 percent, Telefonica makes up a significant portion of the fund's weighting in this sector. We expect to see continued strong earnings momentum from this company.

 Q

  WHILE THE FUND'S MORE THAN 34 PERCENT RETURN FOR THE SIX-MONTHS IS VERY IMPRESSIVE, IT DID UNDERPERFORM THE MARKET. WHAT KEPT THE GROWTH FUND OF SPAIN, INC. FROM FULLY PARTICIPATING IN THE CONTINUED SPANISH MARKET RALLY?

 A
  As was mentioned, the financial sector was the best performer during the period fueled by merger and acquisition rumors. The smaller, lower quality banks saw significant jumps as the market assumed they would be likely buyout targets of the larger, stronger banks. Throughout the six months, the fund has been overweight in the larger banking names, which caused the fund to miss some upside as the smaller names rallied. Our focus on the larger, quality names proved beneficial as the second quarter of the calendar year got underway, however, and the smaller banks corrected, underperforming the general index. Our performance was also affected by certain restrictions that make it difficult for the fund to hold a weighting in this sector equivalent to the market weighting.

 Q

  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

 A
  We do not feel that this market is overvalued despite the strength it has been enjoying. Spain should continue to be well-supported by positive macroeconomic fundamentals and a strong demand for equities from domestic investors. Any risk to these markets will likely come from global, rather than domestic, factors. When the Spanish economy achieves real convergence with the rest of Europe, growth in corporate earnings should continue to be above the European average. Our focus in the fund is on companies with strong fundamentals and good profit growth.

 Q

  AND WHAT ARE THE RISKS TO THIS OUTLOOK?

 A
  In an environment where interest rates are low relative to a very strong economy, the big risk is a pick-up in inflation. With monetary policy in the hands of the European Central Bank, the option to devalue a local currency is no longer available to national governments. Over the longer term, the larger risk to Spain is if EMU fails. Spain needs to further deregulate its labor markets and reform its welfare system to improve competitiveness. However, for the nearer term, we believe that the EMU optimism will continue and that a very positive European backdrop will support the Spanish market.

                                                              Performance UPDATE

PORTFOLIO COMPOSITION*


                                      ON 5/31/98              ON 11/30/97
    SPANISH EQUITIES                      98%                      95%
 ......................................................................................................
    SPANISH PESETA TIME DEPOSITS           1                        2
 ......................................................................................................
    U.S. CASH EQUIVALENTS                  1                        3
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART]

THE FUND'S 10 LARGEST HOLDINGS*

Representing 60.1 percent of the fund's total net assets on May 31, 1998


                            HOLDINGS                                                                PERCENT
---------------------------------------------------------------------------------------------------------
1.                BANCO BILBAO VIZCAYA                                                              12.6%
---------------------------------------------------------------------------------------------------------
2.                TELEFONICA DE ESPANA                                                               9.7%
---------------------------------------------------------------------------------------------------------
3.                ENDESA                                                                             6.1%
---------------------------------------------------------------------------------------------------------
4.                IBERDROLA                                                                          5.1%
---------------------------------------------------------------------------------------------------------
5.                REPSOL                                                                             5.0%
---------------------------------------------------------------------------------------------------------
6.                FCC                                                                                4.8%
---------------------------------------------------------------------------------------------------------
7.                ARGENTARIA                                                                         4.5%
---------------------------------------------------------------------------------------------------------
8.                VALLEHERMOSO                                                                       4.3%
---------------------------------------------------------------------------------------------------------
9.                BANCO POPULAR ESPANOL                                                              4.2%
---------------------------------------------------------------------------------------------------------
10.               GAS NATURAL                                                                        3.8%
---------------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

                                                                LARGEST HOLDINGS

PORTFOLIO Statistics

THE GROWTH FUND OF SPAIN, INC.

Portfolio of Investments at May 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


                  COMMON STOCKS                                                             NUMBER OF SHARES    VALUE
    BANKING--30.4%
                                                Argentaria                                         205,000     $ 17,517
                                                Banco Bilbao Vizcaya                               985,000       49,538
                                                Banco Central Hispano                              421,875       13,797
                                                Banco de Andalucia                                  22,238        5,085
                                                Banco Pastor, S.A.                                  40,000        2,221
                                                Banco Popular Espanol                              207,751       16,503
                                                Bankinter                                          220,000       14,467
                                                    -----------------------------------------------------------------------
                                                                                                                119,128
---------------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND ENERGY--5.0%
                                                Repsol                                             350,000       19,476
                                                    -----------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION AND PROPERTY
    DEVELOPMENT--11.4%
                                                Formento de Construcciones y Contratas
                                                (FCC)                                              376,132       18,966
                                                Grupo Acciona                                       27,650        7,127
                                                Inmobiliaria Metropolitana Vasco Central
                                                (Metrovascesa)                                      30,000        1,784
                                                Vallehermoso                                       442,255       17,010
                                                    -----------------------------------------------------------------------
                                                                                                                 44,887
---------------------------------------------------------------------------------------------------------------------------
    CONSUMER GOODS--5.3%
                                                Aldeasa, S.A.                                       50,000        1,943
                                                Baron de Ley, S.A.                                  15,000          491
                                                Centros Commerciales Pryca                         590,000       10,820
                                                Prosegur, Cia de Seguridad, S.A.                   402,415        5,093
                                                Vidrala, S.A.                                      180,000        2,451
                                                    -----------------------------------------------------------------------
                                                                                                                 20,798
---------------------------------------------------------------------------------------------------------------------------
    ELECTRIC AND OTHER UTILITIES--24.2%
                                                Cantabrico                                         122,443        5,745
                                                Compania Sevillana de Electricidad               1,050,000       12,213
                                                Electricas Reunidas de Zaragoza, S.A.               51,944        2,283
                                                Empresa Nacional de Electricidad (ENDESA)        1,000,000       23,990
                                                Fuerzas Electricas de Cataluna (FECSA)             319,184        3,438
                                                Gas Natural                                        217,823       14,914
                                                Gas y Electricidad (GESA)                           57,000        4,671
                                                Iberdrola                                        1,200,000       19,826
                                                Union Electrica Fenosa                             625,000        7,765
                                                    -----------------------------------------------------------------------
                                                                                                                 94,845
---------------------------------------------------------------------------------------------------------------------------
    INVESTMENT COMPANIES--2.2%
                                                Alba                                                70,800        8,562
                                                    -----------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    METALS AND ENGINEERING--7.2%
                                                Acerinox                                            65,000        9,687
                                                Azkoyen                                             61,000        9,393
                                                Zardoya Otis                                       261,855        9,137
                                                    -----------------------------------------------------------------------
                                                                                                                 28,217
---------------------------------------------------------------------------------------------------------------------------
    TELECOMMUNICATIONS AND
    MOTORWAYS--11.9%
                                                Autopistas Concesionaria (ACESA)                   525,000        8,500
                                                Telefonica de Espana                               850,000       38,030
                                                    -----------------------------------------------------------------------
                                                                                                                 46,530
                                                    -----------------------------------------------------------------------
                                                TOTAL COMMON STOCKS--97.6%
                                                (Cost: $184,019)                                                382,443
                                                    -----------------------------------------------------------------------

                                                        Portfolio of INVESTMENTS

(DOLLARS IN THOUSANDS)
                                                                                            PRINCIPAL AMOUNT    VALUE
    MONEY MARKET
    INSTRUMENT--1.1%
                                                Yield--4.26%
                                                Due--June 1998
                                                (Cost: $4,393)
                                                Banco Exterior Internacional (PRINCIPAL
                                                AMOUNT IN SPANISH PESETAS)                     661,209,153     $  4,370
                                                -----------------------------------------------------------------------
                                                TOTAL INVESTMENTS--98.7%
                                                (Cost: $188,412)                                                386,813
                                                -----------------------------------------------------------------------
                                                CASH AND OTHER ASSETS, LESS LIABILITIES--1.3%                     5,248
                                                -----------------------------------------------------------------------
                                                NET ASSETS--100%                                               $392,061
                                                    -----------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $188,412,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $198,760,000, the gross unrealized depreciation was $359,000 and the net unrealized appreciation on investments was $198,401,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF Investments

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1998 (unaudited)

(IN THOUSANDS)

 ASSETS
Investments, at value
(Cost: $188,412)                                                $386,813
------------------------------------------------------------------------
Cash (including foreign currency of $4,486 with a cost of
  $4,498)                                                          4,542
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   211
------------------------------------------------------------------------
  Dividends and interest                                             951
------------------------------------------------------------------------
    TOTAL ASSETS                                                 392,517
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Payable for:
  Management fees                                                    328
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             111
------------------------------------------------------------------------
  Directors' fees and other                                           17
------------------------------------------------------------------------
    Total liabilities                                                456
------------------------------------------------------------------------
NET ASSETS                                                      $392,061
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $183,418
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                              9,465
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currency                                  198,390
------------------------------------------------------------------------
Undistributed net investment income                                  788
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $392,061
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($392,061 / 16,530 shares outstanding)                            $23.72
------------------------------------------------------------------------

                                                            Financial STATEMENTS

FINANCIAL Statements

STATEMENT OF OPERATIONS

Six months ended May 31, 1998 (unaudited)

(IN THOUSANDS)

 NET INVESTMENT INCOME
Dividends                                                       $  3,495
------------------------------------------------------------------------
Interest                                                             146
------------------------------------------------------------------------
                                                                   3,641
------------------------------------------------------------------------
Less foreign taxes withheld                                          534
------------------------------------------------------------------------
    Total investment income                                        3,107
------------------------------------------------------------------------
Expenses:
  Management fee                                                   1,757
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             206
------------------------------------------------------------------------
  Professional fees                                                  102
------------------------------------------------------------------------
  Reports to shareholders                                             28
------------------------------------------------------------------------
  Directors' fees and other                                           32
------------------------------------------------------------------------
    Total expenses                                                 2,125
------------------------------------------------------------------------
NET INVESTMENT INCOME                                                982
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sales of investments and foreign
  currency transactions                                            9,889
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currency                      90,431
------------------------------------------------------------------------
Net gain on investments                                          100,320
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $101,302
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED
                                                               MAY 31, 1998               YEAR ENDED
                                                               (UNAUDITED)             NOVEMBER 30, 1997
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $    982                     3,670
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                 9,889                    20,740
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            90,431                    47,441
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              101,302                    71,851
--------------------------------------------------------------------------------------------------------
  Distribution from net investment income                          (1,819)                   (2,854)
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (22,481)                  (13,931)
--------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (24,300)                  (16,785)
--------------------------------------------------------------------------------------------------------
Payment for shares repurchased (310 shares for year ended
November 30, 1997)                                                     --                    (3,942)
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       77,002                    51,124
--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------
Beginning of period                                               315,059                   263,935
--------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$788 and $1,625, respectively)                                   $392,061                   315,059
--------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
1
     SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. All securities that are traded on a Spanish securities exchange and for which market quotations are readily available are valued at the closing price on the principal exchange on which the securities are traded on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. If there are no quotations available for the day of valuation, the last available closing price will be used. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked priced is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Forward foreign currency contracts and foreign currency are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the prevailing rate of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions, such as foreign currency transactions, differently from generally accepted accounting principles.

                                                                           Notes
to FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2
     TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Scudder
                             Kemper Investments, Inc. (Scudder Kemper) and pays a management fee at an annual rate of 1% of average weekly net assets. The Fund incurred a management fee of $1,757,000 for the six months ended May 31, 1998.

                             Scudder Kemper utilizes the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. (the Spanish Adviser) pursuant to a sub-advisory agreement entered into between Scudder Kemper and the Spanish Adviser. For services provided under the sub-advisory agreement, Scudder Kemper pays a fee at an annual rate of .35% of the Fund's average weekly net assets to the Spanish Adviser. During the six months ended May 31, 1998, Scudder Kemper incurred fees of $615,000 to the Spanish Adviser.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 1998.

                             Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers and incurred directors' fees of $23,000 to independent directors.

--------------------------------------------------------------------------------
3
     INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $ 8,805

                             Proceeds from sales                          23,807

--------------------------------------------------------------------------------
4
     REPURCHASE OF SHARES    The Board of Directors of the Fund has previously
                             authorized the open market repurchase and retirement of up to three million shares (1,479,000 repurchased to date) of the Fund's outstanding stock. The repurchase plan has been temporarily suspended by the Board of Directors of the Fund.
                             For the year ended November 30, 1997, 310,000 shares of the Fund were repurchased, at a weighted average discount to net asset value of 19%.

NOTES TO Financial Statements

HIGHLIGHTS FINANCIAL


                                           SIX MONTHS
                                             ENDED               YEAR ENDED NOVEMBER 30,
                                            MAY 31,     -----------------------------------------
                                              1998        1997       1996       1995       1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $19.06      15.67      13.33      12.40      10.67
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .06        .24        .36        .37        .32
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               6.07       4.15       2.69       1.01       1.41
-------------------------------------------------------------------------------------------------
Total from investment operations                 6.13       4.39       3.05       1.38       1.73
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .11        .17        .42        .45         --
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain            1.36        .83        .29         --         --
-------------------------------------------------------------------------------------------------
Total dividends                                  1.47       1.00        .71        .45         --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $23.72      19.06      15.67      13.33      12.40
-------------------------------------------------------------------------------------------------
Market value, end of period                    $21.75      17.00      12.50      10.88      10.00
------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
-------------------------------------------------------------------------------------------------
Based on net asset value                        34.60%     29.86      24.12      11.62      16.21
-------------------------------------------------------------------------------------------------
Based on market value                           39.48%     46.49      22.38      13.83       3.90
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         1.21%      1.22       1.25       1.22       1.23
-------------------------------------------------------------------------------------------------
Net investment income                             .56%      1.29       2.46       2.89       2.57
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of period (in
thousands)                                   $392,061    315,059    263,935    227,997    213,972
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                5%        29         45         69         85
-------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Data for the period ended May 31, 1998 is unaudited.

SPECIAL SHAREHOLDERS' MEETING

A special shareholders' meeting was held on December 3, 1997 and adjourned to December 11, 1998. The Growth Fund of Spain, Inc. shareholders were asked to vote on four separate issues: election of two members to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc. and approval of a new sub-advisory agreement with BSN Gestion de Patrimonios S.A., S.G.C. Following are the results for each issue:

1) Election of Directors

                            For
   Gregory L. Mellville  8,663,028    (received plurality)
   Moritz Sell           8,663,028    (received plurality)
   Daniel Pierce         1,772,125
   Edmond D. Villani     1,772,125

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

      For     Against    Abstain

   7,033,882  195,292   3,533,457

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc. This item was approved.

      For      Against    Abstain

   7,839,686  2,911,159   352,237

4) Approval of a new sub-advisory agreement with BSN Gestion de Patrimonios S.A., S.G.C. This item was approved.

      For      Against    Abstain

   7,821,002  2,907,269   374,811

SHAREHOLDERS' Meeting

DIRECTORS
OFFICERS

JAMES E. AKINS
Director
ARTHUR R. GOTTSCHALK
Director
FREDERICK T. KELSEY
Director
GREGORY L. MELVILLE
Director
FRED B. RENWICK
Director
MORITZ SELL
Director
JOHN B. TINGLEFF
Director
JOHN G. WEITHERS
Director
DANIEL PIERCE
President
MARK S. CASADY
Vice President
PHILIP J. COLLORA
Vice President and
Secretary
JOAN GREGORY
Vice President
JOHN R. HEBBLE
Treasurer
JERARD K. HARTMAN
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
STEVEN H. REYNOLDS
Vice President
KATHRYN L. QUIRK
Vice President
LINDA J. WONDRACK
Vice President
CAROLINE PEARSON
Assistant Secretary
MAUREEN KANE
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419006
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
 ..........................................................................................................
FOREIGN CUSTODIAN                     THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, N.Y. 11245

KEMPER [LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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